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                                                                 EXHIBIT 10.4

                          UNITED INDUSTRIES CORPORATION
                             STOCK OPTION AGREEMENT

          THIS STOCK OPTION AGREEMENT (the "AGREEMENT") is entered into as of _______ by and between UNITED INDUSTRIES CORPORATION, a Delaware corporation (the "COMPANY"), and ("OPTIONEE") pursuant to the United Industries Corporation 2001 Stock Option Plan (the "PLAN"). The Company and Optionee are referred to collectively herein as the "PARTIES." Capitalized terms used but not defined herein shall have the meaning set forth in the Plan.

          THE PARTIES AGREE AS FOLLOWS:

1.        GRANT OF OPTIONS AND EFFECTIVE DATE.

     1.1 GRANT. The Company hereby grants to Optionee pursuant to the Plan an option (the "OPTION") to purchase all or any part of an aggregate of _______ OptionA shares (the "CLASS A SHARES") of the Company's Class A Voting Common Stock, par value $0.01 per share, and _______ OptionB shares (the "CLASS B SHARES" and, together with the Class A Shares (the "SHARES")) of the Company's Class B Non-Voting Common Stock, par value $0.01 per share (collectively, "COMMON STOCK"), on the terms and conditions set forth herein and in the Plan as in effect on the Grant Date (as defined below), the terms of which are incorporated herein by reference.

     1.2 GRANT DATE. The Grant Date of this Option is ___________ (the "GRANT DATE").

2. EXERCISE PRICE. The exercise price for the Shares of Common Stock covered by this Option shall be $____ per share (the "EXERCISE PRICE").

3. ADJUSTMENT AND TERMINATION OF OPTIONS. Subject to the restrictions, and under the circumstances described, in the Plan and this Agreement, the Company shall adjust the number and kind of Shares and the Exercise Price thereof, and this Option shall be terminated in certain circumstances, in accordance with the provisions of the Plan.

4.        EXERCISE OF OPTIONS.

          4.1       WHEN EXERCISABLE.

               (a)       RATE OF EXERCISE FOR 4-YEAR OPTIONS. Optionee's right
                    to exercise this Option as to ______ Shares of Class A Shares and ______ Class B Shares) subject thereto (the "4 YEAR OPTIONS") shall vest ratably over the four (4) year period commencing on the Grant Date in accordance with the following schedule if (but only if) Optionee is employed by the Company or any of its Subsidiaries as of each such date:

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
                                                     Cumulative Shares of
            Date                                     4 Year Option Vested
            ----                                     --------------------
1st Anniversary of Grant Date                              ______

2nd Anniversary of Grant Date                              ______

3rd Anniversary of Grant Date                              ______

4th Anniversary of Grant Date                              ______

Notwithstanding any provision to the contrary in this SECTION 4.1(a). but subject to the other restrictions in the Plan and this Agreement, in the event of a Sale (as defined below) prior to the fourth anniversary of the Grant Date, the 4 Year Options shall become vested and immediately exercisable.

          (b)       RATE OF EXERCISE ON TARSAP OPTIONS.

                    (i) Optionee shall not be vested with the right to exercise this Option with respect to _______ of the Shares (______ Class A Shares and ______ Class B Shares) (the "TARSAP SHARES") subject thereto (the "TARSAP OPTIONS") until ten (10) years after the Grant Date, at which time Optionee shall acquire the vested right to exercise the TARSAP Options and purchase one hundred percent (100%) of the TARSAP Shares if (but only if) Optionee is an employee of the Company or any of its Subsidiaries as of such date.

                    (ii) ACCELERATION OF TARSAP OPTIONS. Set forth on ANNEX I hereto are the Company's performance objectives (referred to herein as the "PERFORMANCE GOALS") for the fiscal years ending _________________ through _________________, inclusive. The two Performance Goals for each fiscal year reflect the EBITDA (as defined below) goals for such fiscal year and are referred to as the "BANK PLAN PERFORMANCE GOALS" and the "GROWTH PLAN PERFORMANCE GOALS." Notwithstanding the foregoing subsection (b)(i), if on and after the publication of each written determination by the Board of Directors of the Company (the "BOARD") or a committee thereof which is authorized to do so that the Company has met at least ____________ percent of its objective for EBITDA under the Bank Plan Performance Goals with respect to any fiscal year commencing with the fiscal year ending _________________ and continuing for each of the _______ fiscal years thereafter, then (subject to the other restrictions in the Plan and this Agreement), Optionee shall acquire the vested right to exercise the TARSAP Options to purchase _________________ _________________ percent of the TARSAP Shares, and for each achievement for any such fiscal year of incremental EBITDA in excess of the Bank
     Plan Performance Goal representing _________ percent of the difference between the Bank Plan Performance Goals and the Growth Plan Performance Goals, as so determined, Optionee shall acquire the vested right to exercise the TARSAP Options to purchase an additional _________________ percent of the TARSAP Shares, but no more than an aggregate of ______________ percent of the TARSAP Shares in respect of each full fiscal year. In addition, on and after publication of

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     a written determination by the Board or a committee thereof which is authorized to do so that the Company has met at least _______ percent of the Bank Plan Performance Goal for the fiscal year ending _____________ _______ and at least _______ percent of its cumulative Bank Plan Performance Goals for the four fiscal years ending ______________ (the "AGGREGATE BANK PLAN PERFORMANCE GOAL"), then subject to the other restrictions in the Plan and this Agreement, (i) if Optionee had acquired vested rights hereunder to exercise the TARSAP Options to purchase an aggregate of less than _______ percent of the TARSAP Shares, then Optionee shall acquire the vested right to exercise the TARSAP
     Options to purchase such amount as would result in Optionee acquiring in aggregate the vested right to exercise TARSAP Options to purchase _____ percent of the TARSAP Shares, and (ii) for each achievement of incremental EBITDA above the Aggregate Bank Plan Performance Goal representing ____ percent of the difference between (A) the cumulative Growth Plan Performance Goals for the four fiscal years ending ______________ (the "AGGREGATE GROWTH PLAN PERFORMANCE GOAL") and (B) the Aggregate Bank Plan Performance Goal, Optionee shall acquire the vested right to exercise the TARSAP Options to purchase TARSAP Shares in an amount equal to (X) ______ percent of the TARSAP Shares LESS (Y) the aggregate percentage of TARSAP Options to purchase TARSAP Shares which have been granted to Optionee on an annual basis as a result of the achievement of EBITDA in excess of the Bank Plan Performance Goals in each of the four fiscal years ending ___________________ (such additional exercise rights pursuant to clauses (i) and (ii) above are referred to herein as the "ADDITIONAL EXERCISE RIGHTS"). If the result of the calculation in clause (ii) of the foregoing sentence is a negative number, no Additional Rights to Exercise the TARSAP Options to purchase TARSAP Shares will be granted to Optionee as a result of such clause (ii), and as a further result no vested rights to exercise the TARSAP Options to purchase TARSAP Shares which were previously granted to Optionee will be affected or forfeited. In no event will Optionee acquire vested rights hereunder with respect to more than ______________ percent of the TARSAP Shares. All such determinations shall be made by the Board or such committee within ten (10) days after receipt of audited financial statements for each fiscal year. The Board's or committee's determination as to whether the Company has met such objectives shall be final and not subject to dispute. In addition, the Board or a committee thereof shall have complete discretion to modify such objectives from time to time for any year or years to reflect business combinations or dispositions, fiscal year changes, purchases or sales of assets or any other circumstances the Board or committee thereof deems relevant. For purposes hereof, "EBITDA" shall mean earnings before interest, taxes, depreciation and amortization, excluding any non-recurring or extraordinary items, as determined in accordance with generally accepted accounting principles, consistently applied.

                    (iii) ACCELERATION UPON SALE. Notwithstanding any provision to the contrary in this SECTION 4.1(b), but subject to the other restrictions in the Plan and this Agreement, in the event of a Sale (as defined below) prior to ______________, the TARSAP Options shall become vested and immediately exercisable to the extent set forth below. On and after publication of a written determination by the Board or a committee thereof which is authorized to do so that the Company has met at least _______ percent

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     of its Bank Plan Performance Goals for the last twelve (12) full months and at least ________________ percent of its cumulative Bank Plan Performance Goals for the completed fiscal years (if any) and the Interim Period (as defined below) (based on months elapsed), the Board or such committee shall treat the percentage of cumulative Performance Goals achieved through the completed fiscal years (if any) and Interim Period as the percentage of Performance Goals achieved and on that basis shall determine the Additional Exercise Rights with respect to all TARSAP Options as to which Optionee had not otherwise acquired the vested right to exercise consistent with the method set forth in SECTION 4.1(b)(ii) above beginning with the fourth sentence thereof. For purposes hereof, the term "INTERIM PERIOD" shall mean the period beginning on the first day of the then current fiscal year and ending on the last full month of that uncompleted fiscal year.

          For purposes hereof, the term "SALE" shall mean:

                    (w) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "PERSON") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of voting securities of (a) the Company or (b) the surviving entity in any reorganization, merger or consolidation (each an "ACQUISITION") involving the Company (any such entity referred to herein as the "CORPORATION") where such Acquisition causes such Person to own more than ________ percent of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors, other than acquisitions by the Thomas H. Lee Company or its affiliates;

                    (x) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company;

                    (y) the acquisition by a third party not affiliated with the Company of all or substantially all of the Company's assets; or

                    (z) individuals who constitute the Board on the date of the Company's initial public sale of equity securities registered under the Securities Act (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board thereafter. Any person becoming a director subsequent to such date whose, election, or nomination for election, is, at any time, approved by a vote of at least a majority of the directors comprising the Incumbent Board shall be considered a member of the Incumbent Board.

          The accelerated vesting provided in this SECTION 4.1(b)(iii) shall take effect immediately prior to but contingent upon the Sale giving rise to such accelerated vesting. The phrase "IMMEDIATELY PRIOR TO THE SALE" shall be understood to mean sufficiently in advance of a Sale to permit the Optionee to take all steps reasonably necessary to permit the Optionee to become a shareholder of the Company as of the consummation of such Sale with respect to the TARSAP

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Shares subject to the accelerated vesting provided in this SECTION 4.1(b)(iii).
The Board or committee thereof may in good faith shorten the Interim Period or make approximations of EBITDA during the Interim Period in order to comply with the preceding sentence.

               (c)         PARTIAL EXERCISE. Subject to the other restrictions
                    in the Plan and this Agreement, the Options may be exercised for all or a part of the Shares with respect to which each Option is exercisable under SECTION 4.1(a) and (b) above.

          4.2       METHOD OF EXERCISE: STOCKHOLDERS AGREEMENT. Subject to
               SECTION 4.1 and the other restrictions in the Plan and this Agreement, Options are exercisable from time to time by Optionee, who shall complete, execute and deliver to the Company a Form of Exercise and Stock Transfer Power in such form as the Company may require. Except as otherwise permitted by SECTION 6(d) of the Plan, such notice shall be accompanied by payment in full for the Shares to be purchased. Payment of the Exercise Price may be made: (i) in cash, (ii) in shares of Common Stock which either
               (A) were purchased by Optionee in other than a compensatory transaction, (B) have been held by Optionee free and clear for at least six (6) months prior to the use thereof to pay part or all of the Exercise Price or (C) otherwise are considered "mature" shares for purposes of generally accepted accounting principles, as determined by the Company's outside auditors, or (iii) so long as the Common Stock is publicly traded, by delivery to the Committee of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay a portion of the Exercise Price subject to this clause (iii), or a combination of the methods specified in clauses (i), (ii) and (iii), or in the sole discretion of the Committee, through a cashless exercise procedure. Optionee shall also execute and deliver to the Company a copy of the Company's Stockholders Agreement, dated as of January 20, 1999, in the form in effect at the time of exercise (as amended and modified from time to time, the "STOCKHOLDERS AGREEMENT"), if Optionee has not previously done so. Upon due exercise of any Option and (if required) execution and delivery of the Stockholders Agreement, subject to the terms and conditions in this Agreement, the Company shall issue in the name of Optionee and deliver to Optionee a certificate for the Shares in respect of which such Option shall have been exercised, but no Shares will be issued until arrangements satisfactory to Company have been made for appropriate income tax withholding, if any, pursuant to SECTION 12 hereof.

          4.3       EXERCISE AFTER TERMINATION OF EMPLOYMENT; TERMINATION OF
 OPTIONS.

               (a)         DEFINITIONS. The following definitions shall be
                    applied to the capitalized terms used in this SECTION 4.3 and in SECTION 4.4 below for all purposes, unless otherwise clearly indicated:

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                    (i)    "CAUSE" for termination by the Company of Optionee's
     employment with the Company means (a) misappropriation of the Company's property, interests or opportunities; (b) violation of reasonable directions of the Company to Optionee which directions are consistent with Optionee's duties and responsibilities; (c) misconduct which causes damage to the Company or its finances or to its business relationships or reputation in the industry or the community; (d) breach or nonperformance by Optionee of his obligations provided for in this Agreement or in other material agreement between Optionee and the Company (including, without limitation, any employment or noncompetition agreement) or reasonably implied by his position; (e) the habitual drug addiction or habitual intoxication of Optionee which negatively impacts his job performance or Optionee's failure of a Company-required drug test; or (f) failure of Optionee to reasonably cooperate with an examining physician as may be required by any agreement between Optionee and the Company.

                    (ii) "FAIR MARKET VALUE" of each Share means the fair value of such share determined in good faith by the Board, based on the assumption of an arms-length transaction between a willing buyer and a willing seller, taking into account all reasonable and customary factors relevant to value including, without limitation, the fact that there may be no public market for the Company's securities, but not including any minority discount; until the first anniversary hereof, the "FAIR MARKET VALUE" of each Share shall not be less than the Original Cost of such Share.

                    (iii) "ORIGINAL COST" for each Share shall be equal to $2.00 (as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations).

                    (iv) "PUBLIC OFFERING" means the sale in an underwritten public offering registered under the Securities Act of shares of any class of the Company's Common Stock.

                    (v) "TERMINATION DATE" means the date on which Optionee's employment with the Company terminates, whether pursuant to an employment agreement between Optionee and the Company or otherwise.

          (b) TERMINATION BY OPTIONEE. Upon any termination of employment by Optionee, the Options may, to the extent exercisable and not terminated pursuant to SECTION 4.3(e), be exercised only within thirty (30) days after the date of such employment termination. This SECTION 4.3(b) shall not, however, extend the term of the Options beyond that specified in SECTION 4.3(e). For purposes of this SECTION 4.3(b), the extent to which the Options are exercisable shall be determined as of the date of termination of employment.

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          (c)       TERMINATION BY VIRTUE OF DEATH OR DISABILITY OR WITHOUT
               CAUSE. Upon any termination of employment of Optionee by virtue of Optionee's death or Disability or upon any termination of employment by the Company without Cause, the Options may, to the extent exercisable and not terminated pursuant to SECTION 4.3(e), be exercised only within twelve (12) months after the date of such termination. This SECTION 4.3(c) shall not extend the term of the Options beyond that specified in SECTION 4.3(e). For purposes of this SECTION 4.3(c), the extent to which the Options are exercisable shall be determined as of the date of termination of employment.

          (d) TERMINATION FOR CAUSE. The Option shall terminate immediately upon termination by the Company of the employment of Optionee for Cause.

          (e) OTHER TERMINATION. The Options shall not be exercisable after the earliest of (i) a Sale (PROVIDED THAT Optionee has at least five (5) business days prior to the Sale to exercise the Options or the Options are treated as exercised in connection with such Sale) or (ii) ______________.

     4.4  REPURCHASE OPTION.

          (a) RIGHT OF REPURCHASE. In the event Optionee ceases to be employed by the Company and its Subsidiaries for any reason (the "TERMINATION"), the Shares (whether held by Optionee or one or more of Optionee's transferees) shall be subject to repurchase by the Company pursuant to the terms and conditions set forth in this SECTION 4.4 (the "REPURCHASE OPTION").

          (b) PURCHASE PRICE. Any repurchase of Shares pursuant to the Repurchase Option shall be at the "REPURCHASE PRICE" described in this SECTION 4.4(b) determined as of the Termination Date. If Optionee's employment is terminated by Optionee prior to the fifth anniversary hereof or by the Company for Cause, the Repurchase Price for all of the Shares shall be the lower of (i) the Fair Market Value therefor and (ii) the Original Cost therefor. If Optionee's employment is terminated for any other reason (including, without limitation, as a result of Optionee's retirement in good standing from the Company at or after age 65 in accordance with the Company's retirement policies as in effect at that time), the Repurchase Price for all Shares shall be the Fair Market Value therefor.

          (c) REPURCHASE BY THE COMPANY. The Company may elect to purchase all or any portion of the Shares at the Repurchase Price by delivering written notice (the "REPURCHASE NOTICE") to Optionee
               (i) within 120 days after the Termination Date, and (ii) for Shares acquired by Optionee after the Termination Date pursuant to SECTION 4.3 above, then within 120 days after the issuance of such Shares. The Repurchase Notice shall set forth the

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               number of Shares to be acquired from Optionee and/or his or her transferees (if any), the aggregate consideration to be paid for such securities, and the time and place for the closing of the transaction (the "REPURCHASE CLOSING"). The Company may, in its sole discretion, assign its rights pursuant to this SECTION 4.4 to the holders of its capital stock (other than Optionee and any other stockholder whose Shares are being repurchased) pro rata on the basis of the number of Shares owned (with subsequent re-offer in the event of under subscription); PROVIDED that any such assignees shall comply with the terms of this SECTION 4.4.

          (d) REPURCHASE CLOSING. The closing of the purchase of the Shares pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice which date shall not be more than 60 days nor less than 10 days after the delivery of such notice. Subject to SECTION 4.4(e), the Company shall pay for the Shares to be purchased pursuant to the Repurchase Option by delivery of a check or wire transfer of funds. The Company shall be entitled to receive customary representations and warranties regarding good title to such securities, free and clear of any liens or encumbrances, power and authority, due execution, and enforceability.

          (e) CERTAIN RESTRICTIONS. Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Shares by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Shares hereunder which the Company is otherwise entitled or required to make, the time periods provided in this SECTION 4.4 shall be suspended, and the Company shall make such repurchases as soon as it is permitted to do so under such restrictions with interest at an annual rate of 7%. In addition, the Company may pay the Repurchase Price for such Shares by offsetting any bona fide debts owed by Optionee to me Company.

          (f) TERMINATION OF REPURCHASE OPTION. The Repurchase Option set forth in this SECTION 4.4 shall continue with respect to all Shares following any Transfer thereof; PROVIDED that such Repurchase Option shall terminate effective immediately after the consummation of a Sale of the Company or a Public Offering of the Company's equity securities in which the Company receives net proceeds of at least $ 100 million; and PROVIDED FURTHER that, with respect to each Share, the Repurchase Option with respect to such Share shall terminate immediately upon the Transfer of such Share pursuant to a Public Sale.

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5.        NON-TRANSFERABILITY OF OPTIONS. The Options shall not be transferable or assignable except upon Optionee's death by will or the laws of descent and distribution and shall be exercisable, during Optionee's lifetime, only by Optionee.

6.        PURCHASE FOR INVESTMENT; OTHER REPRESENTATIONS OF OPTIONEE: LEGENDS.

     6.1 INVESTMENT INTENT. As provided in the Plan, in the event that the offering of Shares with respect to which the Options are being exercised is not registered under the Securities Act, but an exemption is available that requires an investment representation or other representation, Optionee, if electing to purchase Shares, will be required to represent that such Shares are being acquired for investment and not with a view to distribution thereof, and to make such other reasonable and customary representations regarding matters relevant to compliance with applicable securities laws as are deemed necessary by counsel to the Company. Stock certificates evidencing such unregistered Shares that are acquired upon exercise of the Options shall bear restrictive legends in substantially the following form and such other restrictive legends as are required or advisable under the provisions of any applicable laws or are provided for in the Stockholders Agreement or any other agreement to which Optionee is a party:

               THE SHARES REPRESENTED BY THIS STOCK CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR UNDER ANY STATE SECURITIES LAWS AND SHALL NOT BE TRANSFERRED AT ANY TIME IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO SUCH SHARES AT SUCH TIME, OR (II) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL, TO THE EFFECT THAT SUCH TRANSFER AT SUCH TIME WILL NOT VIOLATE THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

     6.2 OTHER REPRESENTATIONS. Optionee hereby represents and warrants to the Company as follows:

          (a) ACCESS TO INFORMATION. Because of Optionee's business relationship with the Company and with the management of the Company, Optionee has had access to all material and relevant information concerning the Company, thereby enabling Optionee to make an informed investment decision with respect to his investment in the Company, and all pertinent data and information requested by Optionee from the Company or its representatives concerning the business and financial condition of the Company and the terms and conditions of this Agreement have been furnished. Optionee acknowledges that Optionee has had the opportunity to ask questions of and receive answers from and to obtain additional information from the Company

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               and its representatives concerning the present and proposed business and financial condition of the Company.

          (b) FINANCIAL SOPHISTICATION. Optionee has such knowledge and experience in financial and business matters that Optionee is capable of evaluating the merits and risks of investing in the Shares.

          (c) UNDERSTANDING THE INVESTMENT RISKS. Optionee understands that:

               (i)       An investment in the Shares represents a highly
                    speculative investment, and there can be no assurance as to the success of the Company in its business; and

               (ii)      There is at present no market for the Shares and there
                    can be no assurance that a market will develop in the future.

          (d) UNDERSTANDING OF THE NATURE OF THE SHARES. Optionee understands and agrees that:

               (i)       There can be no assurance that the Shares will be
                    registered under the Securities Act or any state securities laws and if they are not so registered, they will only be issued and sold in reliance upon certain exemptions contained in the Securities Act and applicable state securities laws, and the representations and warranties of Optionee contained herein, which will have to be renewed as to the Shares at the times of exercise of the Options, are essential to any claim of exemption by the Company under the Securities Act and such state laws;

               (ii)      If the Shares are not so registered, the Shares will be
                    "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act;

               (iii)     The Option cannot be exercised and the Shares will not
                    be sold to Optionee and Optionee cannot resell or transfer the Shares without registration under the Securities Act and applicable state securities laws unless the Company receives an opinion of counsel acceptable to it (as to both counsel and the opinion) that such registration is not necessary, the cost of such opinion to be borne by the Company;

               (iv)      Only the Company can register the Shares under the
                    Securities Act and applicable state securities laws;

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               (v)       The Company has not made any representations to
                    Optionee that the Company will register the Shares under the Securities Act or any applicable state securities laws, or with respect to compliance with any exemption therefrom;

               (vi)      Optionee is aware of the conditions for Optionee's
                    obtaining an exemption for the resale of the Shares under the Securities Act and any applicable state securities laws; and

               (vii)     The Company may, from time to time, make stop transfer
                    notations in its transfer records to ensure compliance with the Securities Act and any applicable state securities laws, and any additional restrictions imposed by state securities administrators.

          (e)       INVESTMENT INTENT. Optionee acknowledges that:

               (i)       Optionee is acquiring the Option for Optionee's own
                    account and not on behalf of any other person;

               (ii)      Optionee is acquiring the option for investment and not
                    with a view to distribution or with the intent to divide Optionee's participation with others or resell or otherwise distribute the Options or the Shares;

               (iii)     Neither Optionee nor anyone acting on Optionee's behalf
                    has paid or will pay a commission or other remuneration to any person in connection with the acquisition of the Options or the Shares; and

               (iv)      At the time of exercise of any Option, Optionee will
                    have to make all the representations and warranties contained in this SECTION 6 with respect to the Shares to be issued and other representations concerning investment intent as a condition of the issuance of the Shares by the Company.

7. RESTRICTION ON ISSUANCE OF SHARES. The Company shall not be obligated to sell or issue any Shares pursuant to this Agreement if such issuance would result in the violation of any laws, including the Securities Act or any applicable state securities laws. The Company agrees to use its reasonable best efforts to qualify for available exemptions under the Securities Act or any applicable state securities laws which will enable it to issue Shares hereunder in compliance with applicable law.

8. RIGHTS AS A SHAREHOLDER. Optionee shall have no rights as a shareholder with respect to any Shares covered by the Options until the date of exercise and payment of the Exercise Price in accordance with the terms of this Agreement. Subject to SECTION 3 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

9. NO EMPLOYMENT RIGHTS. This Agreement shall not confer upon Optionee any right with respect to the continuance as an employee of the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate such employment at any time.

10. GOVERNING LAW. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

11. NOTICES. All notices and other communications under this Agreement shall be in writing, and shall be deemed to have been duly given on the date of delivery if delivered personally or when received if mailed to the party to whom notice is to be given, by certified mail, return receipt requested, postage prepaid, or by reputable overnight courier service (charges prepaid), or transmitted by facsimile with answer-back confirmation to the following address, or any other address specified, by notice duly given:

               To Optionee at:         _____________________
                                       _____________________
                                       _____________________

               To the Company at:     United Industries Corporation
                                      8825 Page Boulevard
                                      St. Louis, MO 63114
                                      Attention: President
                                      Telecopy: (314) 253-5941

12. WITHHOLDINGS. Except to the extent prohibited by applicable law, Optionee may satisfy any required withholding obligation upon the exercise of an Option hereunder by either of the following methods, or by a combination of such methods: (a) tendering a cash payment or (b) delivering to the Company previously acquired Shares, or having the Company withhold Shares otherwise deliverable upon the exercise of an Option, in either case having an aggregate Fair Market Value, determined as of the date the withholding obligation arises, less than or equal to the amount of the total withholding obligation.

13. PRO RATA EXERCISE. The Shares of Common Stock covered by this Option shall only be exercised, if at all, ratably among the Class A Shares and Class B Shares, based on the aggregate number of Class A Shares and Class B Shares subject to the Options granted hereunder.

14. RULE 701 OFFERING. THE GRANT OF THE OPTION HEREUNDER (AND THE PURCHASE AND SALE OF SHARES UPON ANY EXERCISE OF THE OPTION PURSUANT TO THE TERMS HEREOF) IS MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, PROVIDED BY RULE 701, PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION.

                                    * * * * *

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                                                   UNITED INDUSTRIES CORPORATION


                                                   By
                                                     ---------------------------
                                                     Name:
                                                            --------------------
                                                     Title:
                                                            --------------------

                                                            --------------------



                                                   OPTIONEE:



                                                   -----------------------------

                                     ANNEX I

The Performance Goals with respect to each fiscal year from 2001 through 2004 are as follows:

          Fiscal Year      Bank Plan               Growth Plan
          -----------      ---------               -----------






           Aggregate
           =========       =========               ===========